                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 18, 1996


                                MAY & SPEH, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             0-27872                            36-2992650
     (Commission File Number)      (I.R.S. Employer Identification No.)

                 1501 Opus Place, Downers Grove, Illinois 60515
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (630) 964-1501


         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On July 18, 1996, the Registrant completed the acquisition of all of the outstanding capital stock of GIS Information Systems, Inc. ("GIS"), a provider of data processing outsourcing services based in Oak Brook, Illinois. The Registrant acquired the stock of GIS from Faneuil Inc. ("Faneuil"), a Boston based direct marketing services company and a wholly owned subsidiary of Faneuil ISG, Inc. ("Faneuil ISG"), pursuant to a Stock Purchase Agreement effective July 1, 1996 by and between the Registrant, Faneuil and Faneuil ISG (the "Acquisition").

     On July 24, 1996, the Registrant filed a Current Report on Form 8-K to report the Acquisition. At that time, the financial statements of GIS and the pro forma financial information required to be filed under Item 7 of Form 8-K were not available. The purpose of this amendment is to file such information.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Report of Independent Accountants

          Balance Sheets -- June 30, 1996 and December 31, 1995

          Statements of Operations and Changes in Divisional Equity for the Six
              Months Ended June 30, 1996, for the Year Ended December 31, 1995, for the Period August 25, 1994 through December 31, 1994, for the Period May 1, 1994 through August 24, 1994, and for the Year Ended April 30, 1994

          Statements of Cash Flows for the Six Months Ended June 30, 1996, for the Year Ended December 31, 1995, for the Period August 25, 1994 through December 31, 1994, for the Period May 1, 1994 through August 24, 1994, and for the Year Ended April 30, 1994

          Notes to the Financial Statements

     (b)  Pro Forma Financial Information

          Pro Forma Combined Statement of Operations for the Year ended
              September 30, 1995

          Pro Forma Combined Statement of Operations for the Nine Months Ended
              June 30, 1996

          Notes to Pro Forma Combined Statements of Operations

          Pro Forma Combined Balance Sheet -- June 30, 1996

          Notes to Pro Forma Combined Balance Sheet

     (c)  Exhibits

          Exhibit 1* Stock Purchase Agreement dated July 1, 1996 by and between the Registrant, Faneuil, Inc. and Faneuil ISG, Inc., including the following Exhibits: 2.5(a)(iii) Form of Opinions of Seller's Counsel; 2.5(a)(iv) Form of Disaffiliation Tax Sharing Agreement; 2.5(b)(ii) Form of Warrant; 2.5(b)(iv) Form of Opinion of Registrant's Counsel; 2.5(b)(v) Form of Services Agreement; 2.5(c) Form of Employment Agreement; 2.5(d) Form of Stock Option Agreement; 10.8 Form of Set-Off Escrow Agreement

          Exhibit 2*  Press release issued July 18, 1996 by the Registrant

          Exhibit 3* Third Amendment to the Term Loan Agreement between the Registrant and Harris Trust and Savings Bank, dated July 17, 1996
----------------
*Previously filed.

                     [LETTERHEAD OF PRICE WATERHOUSE LLP]

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


To the Board of Directors and
  Stockholders of May & Speh, Inc.


In our opinion, the accompanying balance sheets and related statements of operations and changes in divisional equity and of cash flows present fairly, in all material respects, the financial position of GIS Information Systems, Inc. at December 31, 1995 and June 30, 1996, and the results of its operations and its cash flows for the six months ended June 30, 1996, the year ended December 31, 1995, the period August 25, 1994 through December 31, 1994, the period May 1, 1994 through August 24, 1994 and the year ended April 30, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

GIS Information Systems, Inc. was a member of a group of affiliated companies and, as disclosed in Note 5 to the financial statements, had extensive transactions and relationships with members of the group. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.



/s/ Price Waterhouse LLP

Price Waterhouse LLP
Chicago, Illinois
September 13, 1996

                         GIS Information Systems, Inc.

                                Balance Sheets


                                           June 30, 1996      December 31, 1995
                                           -------------      -----------------
ASSETS
Current assets:
    Cash                                    $       400          $       400
    Accounts receivable, trade (net)          2,478,537            2,275,916
    Other current assets                        192,636              157,690
    Deferred taxes                                   --                8,000
                                            -----------          -----------
        Total current assets                  2,671,573            2,442,006

Property and equipment, net                     801,138              650,767

Goodwill                                      6,499,850            6,897,800
Deferred taxes                                  349,000              303,000
Other assets                                     27,880               31,333
                                            -----------          -----------
        Total assets                        $10,349,441          $10,324,906
                                            ===========          ===========

LIABILITIES AND DIVISIONAL EQUITY
Current liabilities:
    Accounts payable, trade                 $ 1,278,435          $ 1,216,174
    Accrued wages and benefits                  145,087              173,497
    Other current liabilities                    43,467               35,705
    Deferred taxes                               20,000                   --
                                            -----------          -----------
        Total current liabilities             1,486,989            1,425,376

Obligation under capital lease                   32,666                   --
Accrued rent                                    366,407              388,005
                                            -----------          -----------
        Total liabilities                     1,886,062            1,813,381
                                            -----------          -----------
Divisional equity                             8,463,379            8,511,525
Commitments and contingencies                        --                   --
                                            -----------          -----------
                                            $10,349,441          $10,324,906
                                            ===========          ===========


  The accompanying notes are an integral part of these financial statements.

                         GIS Information Systems, Inc.

           Statements of Operations and Changes in Divisional Equity


                                                                           For the period    For the period
                                      For the six       For the year      August 25, 1994     May 1, 1994       For the year
                                      months ended         ended              through           through       ended April 30,
                                     June 30, 1996   December 31, 1995   December 31, 1994  August 24, 1994         1994
                                     -------------   ------------------  -----------------  ---------------   ---------------

Net revenues                           $6,826,750        $12,910,181         $4,377,745        $3,805,233       $11,448,245

Operating expenses:
  Wages and benefits                    2,362,217          4,559,634          1,443,478         1,111,960         3,686,049
  Services and supplies                   453,133            834,192            269,697           118,232           451,927
  Rents, leases and
   maintenance                          2,590,964          4,697,596          1,504,798         1,385,166         3,883,600
  Depreciation and
   amortization                           541,306          1,118,193            421,757           196,521           825,706
  Other operating expenses                690,433          1,404,700            664,793           564,094         2,521,486
                                       ----------        -----------         ----------        ----------       -----------

Operating income                          188,697            295,866             73,222           429,260            79,477

Other (income) expense:                    (3,869)             6,510              7,938              (259)            4,748
                                       ----------        -----------         ----------        ----------       -----------

Income before income taxes                192,566            289,356             65,284           429,519            74,729

Provision for income taxes                 76,000            113,000             25,000           194,000           105,000
                                       ----------        -----------         ----------        ----------       -----------
Net income (loss)                      $  116,566        $   176,356         $   40,284        $  235,519       $   (30,271)
                                       ==========        ===========         ==========        ==========       ===========



Net income (loss)                      $  116,566        $   176,356         $   40,284        $  235,519       $   (30,271)

Net transfers (to) from                  (164,712)        (1,416,433)         1,118,086            47,517        (2,060,612)
 parent company

Divisional equity at
 beginning of period                    8,511,525          9,751,602          8,593,232         1,983,933         4,312,263

Cumulative effect of adoption
 of SFAS No. 109, net of tax                -                  -                  -                 -              (237,447)
                                       ----------        -----------         ----------        ----------       -----------

Divisional equity at
 end of period                         $8,463,379        $ 8,511,525         $9,751,602        $2,266,969       $ 1,983,933
                                       ==========        ===========         ==========        ==========       ===========



   The accompanying notes are an integral part of these financial statements.

                         GIS Information Systems, Inc.

                           Statements of Cash Flows

                                                                               For the period     For the period
                                          For the six       For the year      August 25, 1994      May 1, 1994       For the year
                                          months ended         ended              through            through       ended April 30,
                                         June 30, 1996   December 31, 1995   December 31, 1994   August 24, 1994         1994
                                         -------------   -----------------   -----------------   ---------------   ---------------

Cash flows from operating activities:
 Net income (loss)                          $  116,566          $  176,356          $   40,284        $  235,519       $   (30,271)
 Adjustments to reconcile net
  income (loss) to cash provided
  by (used in) operating activities:
    Depreciation and
     amortization                              541,306           1,118,193             421,757           196,521           825,706
    Change in deferred taxes                   (18,000)            (72,000)             25,000           194,000           105,000
    Changes in assets and
     liabilities:
      Accounts receivable, net                (202,621)           (145,247)           (588,252)          119,123          (432,935)
      Other current assets                     (34,946)            123,165               8,747           (85,346)           66,057
      Accounts payable and
       other current liabilities                41,613             661,648            (975,172)         (578,391)        1,327,946
      Other assets and liabilities              14,521             (39,428)            (34,525)           (8,065)          615,632
                                            ----------          ----------          ----------        ----------       -----------
      Net cash provided by (used
       in) operating activities                458,439           1,822,687          (1,102,161)           73,361         2,477,135
                                            ----------          ----------          ----------        ----------       -----------

Cash flows from investing activities:
 Purchases of property
  and equipment                               (280,598)           (406,154)            (16,025)         (120,878)         (416,523)
                                            ----------          ----------          ----------        ----------       -----------

Cash flows from financing activities:
 Net transfers (to) from parent
  company                                     (164,712)         (1,416,433)          1,118,086            47,517        (2,060,612)
 Principal payments under
  capital lease obligation                     (13,129)               -                   -                 -                 -
                                            ----------          ----------          ----------        ----------       -----------

 Net cash provided by (used
   in) financing activities                   (177,841)         (1,416,433)          1,118,086            47,517        (2,060,612)
                                            ----------          ----------          ----------        ----------       -----------

   Net change in cash                             -                    100                (100)             -                 -

Cash:
 Beginning of period                               400                 300                 400               400               400
                                            ----------          ----------          ----------        ----------       -----------
 End of period                              $      400          $      400          $      300        $      400       $       400
                                            ==========          ==========          ==========        ==========       ===========

 Non-cash financing/investing
  activities:

 Acquisition of computer
  equipment under capital leases            $   45,795          $     -             $      -          $      -         $       -




   The accompanying notes are an integral part of these financial statements.

                         GIS INFORMATION SYSTEMS, INC.
                       NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

In July 1996, May & Speh, Inc. entered into an agreement to purchase all of the outstanding common stock of GIS Information Systems, Inc. (GIS), a wholly owned subsidiary of Faneuil, Inc. (Faneuil), which is a wholly owned subsidiary of Faneuil ISG, Inc. GIS is a provider of data processing outsourcing services primarily in the midwestern United States.

GIS was purchased by Faneuil in August 1994 from the InfoVest Corporation (InfoVest). The financial statements presented herein for the year ended April 30, 1994 and for the period May 1, 1994 through August 24, 1994 are from Infovest's accounting records and all subsequent periods are from Faneuil's accounting records. Due to the change in ownership, the basis of certain assets was adjusted at the date of purchase and GIS's fiscal year-end was changed from April 30 to December 31.

The accompanying financial statements reflect the financial position and results of operations of GIS as if GIS had been operating as a separate company. The assets, liabilities and results of operations specifically related to GIS have been included in the financial statements. Certain corporate, general and administrative expenses of Faneuil have been allocated to GIS (see Note 5) on a basis which in the opinion of management is reasonable. However, such expenses are not necessarily indicative of, and it is not practical for management to estimate the level of, expenses which might have been incurred had GIS been operated as a separate company. Corporate, general and administrative expenses of InfoVest were not allocated to GIS for the periods ended April 30, 1994 and August 24, 1994.

Revenue recognition

Revenue is recognized as services are performed.

Accounts receivable

Accounts receivable consist primarily of trade balances due from third parties. The allowance for doubtful accounts at June 30, 1996 and December 31, 1995 was $0 and $19,300, respectively. Accounts receivable are unsecured.

Other current assets

Other current assets consist primarily of prepaid costs associated with GIS's information management programs.

Property and equipment

Property and equipment is recorded at cost. Depreciation is recorded on a straight line basis over the estimated useful lives of the related assets, principally five years. Amortization of leasehold improvements is provided on a straight-line basis over the shorter of the lease term or the estimated useful life of the asset. Expenditures for repairs and maintenance are expensed as incurred.

Goodwill

Goodwill, which arose from Faneuil's and InfoVest's acquisition of GIS, is amortized on a straight-line basis over ten and fifteen years, respectively. Management evaluates the carrying value of goodwill on an ongoing basis, and if a permanent impairment is identified, the goodwill will be written down accordingly. In order to determine if a permanent impairment exists, management compares the unamortized goodwill to the expected value of the net cash flow over the remaining amortization period.

Income taxes

Effective May 1, 1993, GIS adopted SFAS No. 109, "Accounting for Income Taxes." Adoption of this statement resulted in a reduction of retained earnings at May 1, 1993 of $237,447 and had no effect on GIS's results of operations for the year ended April 30, 1994.

For federal and state income tax purposes, taxable income of GIS is included in the consolidated tax returns of its parent. Income taxes have been provided herein as if GIS had filed separate federal and state income tax returns. The liability for current income taxes has been recognized as a component of divisional equity in the accompanying financial statements. GIS uses the asset and liability approach under which deferred income taxes are provided for temporary differences between the financial reporting and income tax bases of assets and liabilities based on enacted tax laws and rates for the periods in which the differences are expected to affect taxable income.
Significant customers

CCC Information Services accounted for 28%, 26% and 30% of GIS's revenues for the periods ended June 30, 1996, December 31, 1995 and December 31, 1994, respectively. Prior to August 25, 1994, GIS and CCC Information Services were both subsidiaries of InfoVest. There was no single customer with revenues exceeding ten percent of total revenue for the periods ended August 24, 1994 and April 30, 1994.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments

The carrying amount reported in the consolidated balance sheets for cash, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses and accrued rent approximates fair value because of the immediate or short-term maturity of these financial instruments.

Earnings per share

The historical earnings per share data is considered irrelevant and thus has not been presented in the accompanying financial statements.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment are summarized as follows:



                                        June 30, 1996   December 31, 1995
                                        --------------  ------------------
     Computer software and equipment       $1,381,670          $1,087,943
     Office furniture and equipment            21,251              21,251
     Leasehold improvements                    20,323              20,323
                                           ----------          ----------
                                            1,423,244           1,129,517
     Accumulated depreciation                (622,106)           (478,750)
                                           ----------          ----------
                                           $  801,138          $  650,767
                                           ==========          ==========

NOTE 3 - GOODWILL

Goodwill arising from Faneuil's purchase of GIS in 1994 is stated net of accumulated amortization of $1,459,150 and $1,061,200 at June 30, 1996 and December 31, 1995, respectively.

NOTE 4 - INCOME TAXES

GIS's provision for income taxes is summarized as follows:

                                                                       For the
                                                                       period
                                                                      August 25,
                                                   For the year         1994         For the period
                           For the six months         ended            through         May 1, 1994      For the year
                             ended June 30,          December          December      through August    ended April 30,
                                 1996                31, 1995          31, 1994         24, 1994            1994
                                 ----                --------          --------         --------            ----
Current:
 Federal                       $ 82,000              $161,000          $   -            $ 60,000         $  530,000
 State                           12,000                24,000              -               9,000             90,000
                               --------              --------                           --------         ----------
                                 94,000               185,000              -              69,000            620,000

Deferred:
 Federal                        (16,000)              (63,000)          22,000           109,000          (440,000)
 State                           (2,000)               (9,000)           3,000            16,000           (75,000)
                               --------              --------          -------          --------         ---------
                                (18,000)              (72,000)          25,000           125,000          (515,000)
                               --------              --------          -------          --------         ---------
                               $ 76,000              $113,000          $25,000          $194,000         $ 105,000
                               ========              ========          =======          ========         =========

Tax effects of temporary items giving rise to GIS's deferred income tax asset (liability) balances are summarized as follows:

                              June 30, 1996  December 31, 1995
                              -------------  -----------------
 Deferred Tax Assets:
  Goodwill                       $190,000         $138,000
  Accrued Rent                    159,000          165,000
  Other                            55,000           69,000
                                 --------         --------
  Total                          $404,000         $372,000

 Deferred Tax Liabilities:
  Prepaids                         75,000           61,000
                                 --------         --------
  Total                          $329,000         $311,000
                                 ========         ========

A reconciliation of the statutory federal income tax rate to GIS's effective tax rate for the six month period ended June 30, 1996, the year ended December 31, 1995, the period August 25, 1994 through December 31, 1994, the period May 1, 1994 through August 24, 1994, and the year ended April 30, 1994 is as follows:

                                                                  For the
                                                                   Period           For the
                                                                  August 25,       period May
                                  For the six       For the         1994             1, 1994
                                     months        year ended      through           through        For the year
                                   ended June       December       December         August 24,       ended April
                                    30, 1996        31, 1995       31, 1994            1994            30, 1994
                                  -----------      ---------      ----------        ----------      -------------
Income taxes at federal
 statutory rate                          34.0%          34.0%           34.0%             34.0%         34.0%
State taxes, net of federal
 benefit                                  5.0            5.0             5.0               5.0           5.0
Nondeductible goodwill                      -              -               -               6.1         111.5
Provision to return
  reconciliation                                                                                        (5.6)
Other, net                                 .4             .1             (.7)               .1          (4.4)
                                         ----           ----            ----              ----         -----
Total                                    39.4%          39.1%           38.3%             45.2%        140.5%
                                         ====           ====            ====              ====         =====


NOTE 5 - INTERCOMPANY EQUITY, ALLOCATIONS AND TRANSACTIONS WITH PARENT COMPANIES

Faneuil, and prior thereto, InfoVest, controlled all aspects of cash management for GIS as well as intercompany sales, accounts receivable and accounts payable. The net intercompany balances are reflected as a component of divisional equity. Faneuil does not impute interest on these balances or net intercompany equity.

In addition to intercompany cash transactions, equity, as reported in the accompanying financial statements, includes the undistributed net income of GIS.

Allocations from Faneuil consist of general and administrative costs incurred on behalf of GIS. These charges are allocated to GIS based upon a formula which utilizes certain measures of volume.

In the opinion of management, the expense allocations were made on a reasonable basis; however, they are not necessarily indicative of expenses which might have been incurred on a stand-alone basis. The amounts that would have been incurred on a separate company basis could differ from the amounts allocated due to economies of scale, differences in management approach, or changes in the number of employees and related systems and expenses.

Faneuil expense allocations to GIS are reflected in the accompanying financial statements as follows:


          For the six months ended June 30, 1996    $  900,000
          For the year ended December 31, 1995       1,810,000
          For the period August 25, 1994 to
            December 31, 1994                          580,000

Intercompany revenues with Faneuil included in GIS's net revenues reported in the statement of operations for the periods ended June 30, 1996, December 31, 1995 and December 31, 1994 were $68,974, $245,639 and $134,981, respectively.
Intercompany revenues with InfoVest for the periods ended August 24, 1994 and April 30, 1994 were $1,283,396 and $3,604,959, respectively. Corporate, general and administrative expenses of InfoVest were not allocated to GIS for the periods ended April 30, 1994 and August 24, 1994.

NOTE 6 - EMPLOYEE SAVINGS PLAN

Prior to May & Speh's acquisition of GIS, employees of GIS were eligible to participate in an employee savings plan (the Savings Plan) sponsored by Faneuil which qualifies as a deferred salary arrangement under section 401(k) of the Internal Revenue Code. Under the Savings Plan, participating employees could defer a portion of their pretax earnings, up to the annual contribution limitation under the Internal Revenue Code. Faneuil matches 30% of employee contributions up to a maximum of $500 per employee annually. Matching contributions allocated to GIS for the six months ended June 30, 1996, the year ended December 31, 1995, and the period August 25, 1994 through December 31, 1994 were $15,960, $19,202 and $2,228, respectively.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

GIS leases facilities, computers, telecommunications and office equipment under noncancellable operating leases which expire through the year 2005. The aggregate future minimum lease commitments under these operating leases at June 30, 1996 are as follows:

For the period July 1, 1996 to
 December 31, 1996                 $1,030,622
   1997                             1,951,664
   1998                             1,502,439
   1999                             1,038,435
   2000                               327,048
   Thereafter                         545,011
                                   ----------
   Total                           $6,395,219
                                   ==========

Operating lease expense was $2,043,706, $3,602,045, $1,119,915, $1,035,039 and
$1,613,451 for the periods ended June 30, 1996, December 31, 1995, December 31, 1994, August 24, 1994 and April 30, 1994, respectively.

                               May & Speh, Inc.
                               ----------------
                  Pro Forma Combined Statement of Operations
                     For the Year Ended September 30, 1995
                     -------------------------------------
                                  (Unaudited)

                                    GIS
                                 Information           May &             Pro Forma         Pro Forma
                                Systems, Inc.        Speh, Inc.         Adjustments         Combined
                               --------------        -----------        -----------        ---------

Net revenues                     $12,712,770         $61,641,273        $  (900,000) (c)   $73,454,043
                                 -----------         -----------        -----------        -----------

Operating expenses:
 Wages and benefits                4,790,097          20,983,636         (1,700,000) (d)    24,073,733
 Services and supplies               995,199           4,160,441           (343,900) (d)     4,811,740
 Rent, leases and
  maintenance                      4,194,649          13,878,290           (108,600) (d)    17,964,339
 Depreciation and
  amortization                       977,048           1,230,066           (795,900) (a)     1,820,979
                                                                            409,765  (b)
 Other operating
  expenses                         1,551,975           5,106,579           (162,900) (d)     6,495,654
 ESOP principal
  payments                              -              2,410,539                             2,410,539
                                 ------------        -----------        -----------        -----------
                                   12,508,968         47,769,551         (2,701,535)        57,576,984
                                 ------------        -----------        -----------        -----------
Operating income                      203,802         13,871,722          1,801,535         15,877,059
                                 ------------        -----------        -----------        -----------
Interest and other expense:
  ESOP interest                           -              863,809                               863,809
  Other, net                            5,465            482,367                               487,832
                                 ------------        -----------        -----------        -----------
                                        5,465          1,346,176                             1,351,641
                                 ------------        -----------        -----------        -----------
Income before income
 taxes                                198,337         12,525,546          1,801,535         14,525,418
Income taxes                           77,000          4,665,000            703,000          5,445,000
                                 ------------        -----------        -----------        -----------
Net income                       $    121,337        $ 7,860,546        $ 1,098,535        $ 9,080,418
                                 ============        ===========        ===========        ===========



    See accompanying notes to pro forma combined statements of operations.

                                May & Speh, Inc.
                                ----------------

                   Pro Forma Combined Statement of Operations
                    For the Nine Months Ended June 30, 1996
                    ---------------------------------------
                                  (Unaudited)

                                   GIS
                                Information      May &         Pro Forma      Pro Forma
                               Systems, Inc.   Speh, Inc.     Adjustments     Combined
                               -------------  ------------  ---------------  ------------

Net revenues                    $10,147,563    $55,173,175  $  (675,000) (c)  $64,645,738
                                -----------    -----------  -----------       -----------

Operating expenses:
 Wages and benefits               3,151,638     17,459,244   (1,325,000) (d)   19,285,882
 Services and supplies              470,516      4,700,336     (256,500) (d)    4,914,352
 Rent, leases and
  maintenance                     4,253,006     13,061,278      (81,000) (d)   17,233,284
 Depreciation and
  amortization                      940,933      1,150,883     (397,950) (a)    1,904,301
                                                                210,435  (b)
Other operating
 expenses                         1,094,711      4,940,875     (197,700) (d)    5,837,886
ESOP principal
 payments                              -         1,781,942                      1,781,942
                                -----------    -----------  -----------       -----------
                                  9,910,804     43,094,558   (2,047,715)       50,957,647
                                -----------    -----------  -----------       -----------
Operating income                    236,759     12,078,617    1,372,715        13,688,091
                                -----------    -----------  -----------       -----------
Interest and other expense:
 ESOP interest                         -           477,962                        477,962
 Other, net                           4,713       (162,472)                      (157,759)
                                -----------    -----------  -----------       -----------
                                      4,713        315,490                        320,203
Income before income
 taxes                              232,046     11,763,127    1,372,715        13,367,888
Income taxes                         90,000      4,666,000      535,000         5,291,000
                                -----------    -----------  -----------       -----------
Net income                      $   142,046    $ 7,097,127  $   837,715       $ 8,076,888
                                ===========    ===========  ===========       ===========


    See accompanying notes to pro forma combined statements of operations.

                                May & Speh, Inc.
                                ----------------

              Notes To Pro Forma Combined Statements Of Operations
              ----------------------------------------------------

Note 1 - Basis of Presentation
------------------------------

The unaudited pro forma combined statements of operations give effect to the acquisition of GIS Information Systems, Inc. (GIS) by May & Speh, Inc. in a transaction to be accounted for as a purchase. These statements are based on the individual statements of operations of May & Speh, Inc. and GIS and combine their results of operations for the year ended September 30, 1995 and the nine months ended June 30, 1996 as if the acquisition occurred as of the beginning of the periods presented.

Note 2 - Pro Forma Adjustments
------------------------------

The pro forma combined statements of operations have been prepared to reflect the acquisition of GIS by May & Speh, Inc. Pro forma adjustments have been made to reflect:

(a)  Elimination of GIS's pre-acquisition goodwill amortization.

(b) Goodwill resulting from May & Speh, Inc.'s acquisition of GIS, amortized over 40 years.

(c) Reduction in revenue related to renegotiated contracts in conjunction with May & Speh, Inc.'s acquisition of GIS.

(d) Elimination of certain corporate expenses, principally relating to employee wages and fringe benefits, allocated by GIS's parent company. Such charges will not continue after the acquisition.

                               May & Speh, Inc.
                               ----------------

                       Pro Forma Combined Balance Sheet
                                 June 30, 1996
                                 -------------
                                 (Unaudited)


                                                     GIS
                                                 Information              May &               Pro Forma         Pro Forma
                                                Systems, Inc.           Speh, Inc.           Adjustments        Combined
                                                -------------         -------------        ---------------     ------------
ASSETS
Current assets:
 Cash and cash
  equivalents                                   $       400            $ 31,579,656        (16,148,513) (c)      15,431,543
Marketable securities                                   -                18,542,827                              18,542,827
Accounts receivable, net                          2,478,537              18,783,664                              21,262,201
Prepaid software
 royalties and other
 current assets                                     192,636               3,437,160                               3,629,796
Deferred income taxes                                   -                   359,000                                 359,000
                                                -----------            ------------        -----------         ------------
     Total current assets                         2,671,573              72,702,307        (16,148,513)          59,225,367

 Property, plant and
   equipment                                        801,138              29,793,010                              30,594,148
 Other assets                                     6,876,730               5,562,229         (6,499,850) (a)      22,424,093
                                                                                            16,484,984  (c)
                                                -----------            ------------        -----------         ------------
     Total assets                               $10,349,441            $108,057,546        ($6,163,379)        $112,243,608
                                                ===========            ============        ===========         ============

LIABILITIES
Current liabilities:
 Current maturities of
  long-term debt                                $       -              $  4,815,123                               4,815,123
 Accounts payable                                 1,278,435               3,622,112                               4,900,547
 Accrued payroll and
  other current liabilities                         208,554               5,785,534                               5,994,088
                                                -----------            ------------        -----------         ------------
     Total current
      liabilities                                 1,486,989              14,222,769                              15,709,758

Long-term debt and
 other long-term liabilities                        399,073              22,901,252          1,000,000  (c)      24,300,325
Deferred income taxes                                   -                   916,000                                 916,000
                                                -----------            ------------        -----------         ------------
     Total liabilities                            1,886,062              38,040,021          1,000,000           40,926,083
                                                -----------            ------------        -----------         ------------

     Stockholders' equity                         8,463,379              70,017,525         (8,463,379) (b)      71,317,525
                                                                                             1,300,000  (c)
                                                -----------            ------------        -----------         ------------
                                                $10,349,441            $108,057,546        ($6,163,379)        $112,243,608
                                                ===========            ============        ===========         ============

                               May & Speh, Inc.
                               ----------------

                   Note To Pro Forma Combined Balanced Sheet
                   -----------------------------------------

The unaudited pro forma combined balance sheet has been prepared to reflect the acquisition of GIS Information Systems, Inc. (GIS) by May & Speh, Inc. for an aggregate purchase price of $18,448,513. Pro forma adjustments have been made to reflect:

(a)  The elimination of goodwill allocated by Faneuil, Inc. to GIS,

(b)  The elimination of GIS's divisional equity, and

(c) Cash paid ($16,148,513), certain deferred payments ($1,000,000) and warrants issued ($1,300,000), at fair value, for the purchase of GIS by May & Speh, Inc. and the recognition of the related goodwill.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAY & SPEH, INC.

Date: October 1, 1996                  /s/ Robert C. Early
                                       ------------------------------------
                                       By:    Robert C. Early
                                       Title: Executive Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX

                                                                          Sequentially
 Exhibit                                                                    Numbered
 Number                              Exhibit                                  Page



    1*    Stock Purchase Agreement dated July 1, 1996 by and between the
          Registrant, Faneuil, Inc. and Faneuil ISG, Inc., including the following Exhibits: 2.5(a)(iii) Form of Opinions of Seller's Counsel;
          2.5(a)(iv) Form of Disaffiliation Tax Sharing Agreement; 2.5(b)(ii)
          Form of Warrant; 2.5(b)(iv) Form of Opinion of Registrant's Counsel;
          2.5(b)(v) Form of Services Agreement; 2.5(c) Form of Employment
          Agreement; 2.5(d) Form of Stock Option Agreement; 10.8 Form of Set-Off
          Escrow Agreement

    2*    Press release issued July 18, 1996 by the Registrant

    3*    Third Amendment to the Term Loan Agreement between the
          Registrant and Harris Trust and Savings Bank, dated July 17, 1996


-----------------
*Previously filed.